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Exhibit 32.1

SECTION 906 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-K pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law.

The undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Broadway Financial Corporation as of and for the year ended December 31, 2013.

Date: March 31, 2014	By:	/s/ WAYNE-KENT A. BRADSHAW Wayne-Kent A. Bradshaw Chief Executive Officer Broadway Financial Corporation

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  Exhibit 32.1
SECTION 906 CERTIFICATION